UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 25, 2005
                                  ------------
                        (Date of Earliest Event Reported)


                             ACL SEMICONDUCTORS INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                     000-50140                16-1642709
          --------                     ---------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


     B24-B27,1/F., BLOCK B, PROFICIENT INDUSTRIAL CENTRE, 6 WANG KWUN ROAD,
                               KOWLOON, HONG KONG
     ---------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (852) 2799-1996

              (Registrant's telephone number, including area code)









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ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         In December 2003, ACL Semiconductors, Inc., a Delaware corporation (the "Company") issued a 12% subordinated convertible note in the amount of $250,000 (the "Note') to Professional Traders Fund, Inc. ("PTF"). The holder of the Note, at its option, could convert the outstanding balance of the Note into shares of common stock of the Company at the conversion price, which was defined as 40% of the average closing price of the stock three trading days immediately prior to the Notice of Conversion date or the interest payment date or the debt maturity date. The conversion price could not in any case exceed $1 per share.

         During the year ended December 31, 2004, PTF converted $100,000 of the aggregate principal amount outstanding of the Note into 222,980 shares of common stock of the Company and $12,385 of outstanding accrued interest of the Note into 29,579 shares of common stock of the Company through the shares pledged by three shareholders. Accordingly, the Company's shareholders issued directly to PTF a total of 252,559 shares of common stock of the Company.

         On February 9, 2005, PTF filed a lawsuit against the Company in the Southern District of New York alleging breach of contract of the unpaid principal amount of the Note equaling $150,000, unpaid interest of $4,500, default interest of $938, liquidated damage of $30,000 and default damage of $55,350 and the related legal cost. Also, PTF sought reimbursement for attorneys' fees and costs. The Company did not file an answer to such action by PTF and PTF moved in the action to hold the Company in default.

         On May 25, 2005, a default judgment was entered against the Company totaling $251,087.50. The breakdown of the amount is as follows: (i) the liquidated amount of $150,000 with interest from January 1, 2005 to April 8, 2005 equaling $6,040.75; (ii) pre-default interest at 12% from September 30, 2004 to December 31, 2004 equaling $4,500; (iii) penalties on default equaling $85,350; (iv) attorneys costs and fees equaling $4,781; and (v) disbursements in the action equaling $415.76.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  MAY 26, 2005


                             ACL SEMICONDUCTORS INC.



                             By: /s/ Kenneth Chan
                                 ----------------------------
                                 Name:  Kenneth Chan
                                 Title: Chief Financial Officer










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